Fees Summary	Aug. 26, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	194,239.56
Total Transaction Valuation	1,406,513,831
Total Offset Amount	0
Net Fee	$ 194,239.56
Offset Table N/A	N/A